SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                           FORM 8-K

                        CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): June 22, 2005
                                                     (June 23, 2005)

                     TrustCo Bank Corp NY


        (Exact name of registrant as specified in its charter)

                            New York
           (State or other jurisdiction of incorporation)


          0-10592                                        14-1630287
 --------------------------------         ----------------------------------
  (Commission File Number)                  (IRS Employer Identification No.)


              5 Sarnowski Drive, Glenville, New York 12302
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (518) 377-3311
                                                          --------------



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TrustCo Bank Corp NY

Item 5.02 Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

          On June 21, 2005, the Company's board of directors appointed Robert J. McCormick to the board. Mr. McCormick, age 41, has been president and chief executive officer of the Company since January 2004, has been an executive officer of the Company since 2001, and has been president and chief executive officer of Trustco Bank, the Company's wholly owned subsidiary, since November 2002. Mr. McCormick will stand for election at the Company's 2006 annual meeting of shareholders. There are no arrangements or understandings between Mr. McCormick and any other person pursuant to which he was selected to serve on the board of directors, and, currently, Mr. McCormick has not been named to any committee of the board. Additional information with respect to Mr. McCormick is contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, including the portions of the Company's proxy statement incorporated by reference therein. As disclosed in the proxy statement, Trustco Bank obtains legal services from, and pays fees to, a law firm in which Thomas R. McCormick, the brother of Mr. McCormick, is a partner. Trustco Bank obtains such services at rates that are substantially the same as those the firm charges other clients, and the firm is one of a number of law firms that is retained by TrustCo to provide legal services to it. Robert J. McCormick is the son of Robert A. McCormick, the chairman of TrustCo's board of directors.

          A copy of the press release announcing the appointment of Robert J. McCormick to the Company's board is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits

          (c) Exhibits


          Reg S-K Exhibit No.     Description
               99.1               Press  release dated June 22, 2005
                                  announcing  the  appointment  of a new
                                  director.



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                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 22, 2005

                                    TrustCo Bank Corp NY
                                    (Registrant)


                                    By:/s/ Robert T. Cushing
                                    ----------------------------
                                       Robert T. Cushing
                                       Executive Vice President and
                                       Chief Financial Officer



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                           Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.   Description                              Page
------------------    ----------------------------         ----------
         99.1         Press release dated June 22, 2005        5
                      announcing the appointment of a
                      new director.



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                                                          Exhibit 99.1
TRUSTCO
Bank Corp NY                                              News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:    Trustco Bank                                NASDAQ - TRST

Contact:       Robert M. Leonard
               Administrative Vice President
               518-381-3693

FOR IMMEDIATE RELEASE:



   TRUSTCO BANK CORP NY ANNOUNCES APPOINTMENT OF NEW DIRECTOR



Glenville, New York, June 22, 2005 - The Board of Directors announced the appointment of Robert J. McCormick to the TrustCo Bank Corp NY and Trustco Bank Board of Directors. Mr. McCormick is President and Chief Executive Officer of TrustCo Bank Corp NY and Trustco Bank.

TrustCo Bank Corp NY is a $2.8 billion bank holding company, and through its subsidiary, Trustco Bank, operates 77 bank offices in New York, Vermont, and Florida. In addition, the bank operates a full service Trust Department. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.


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